Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

Class A EISAX	Class C EISDX	Class I EISIX	Class R-6 EISVX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated May 1, 2026 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon ClariVest International Stock Fund (“International Stock Fund” or the “fund”) seeks capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the International Stock Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 149 of the fund’s Prospectus and on page 79 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R-6

Management Fees	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.29% (b)	0.25%	0.28%	0.19%

Acquired Fund Fees and Expenses (c)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.26%	1.97%	1.00%	0.91%

Fee Waiver and/or Expense Reimbursement (d)	0.00%	0.00%	(0.03)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.26%	1.97%	0.97%	0.87%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Other Expenses for the Class A shares include 0.01% of expenses that the fund paid to Carillon that were previously waived and/or reimbursed under the contractual fee waiver/expense reimbursement agreement for the fund.

(c) Acquired Fund Fees and Expenses (AFFE) are fees and expenses incurred indirectly by the fund as a result of investments in other investment companies. AFFEs are not borne directly by the Fund. As a result, they are not reflected in the expense information in the Fund’s financial statements, and the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund’s Financial Highlights table, which reflects the ongoing expenses of the fund and does not include Acquired Fund Fees and Expenses. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a fund that invests in other funds.

(d) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through April 30, 2027 as follows: Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

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Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for the Class I and Class R-6 shares through April 30, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$597	$856	$1,134	$1,925
Class C	$300	$618	$1,062	$2,296
Class I	$99	$315	$550	$1,222
Class R-6	$89	$286	$500	$1,116

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal investment strategies | The International Stock Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; or (4) a governmental or quasi-governmental entity of a country outside of the U.S. The fund also may invest in issuers located in emerging market countries. The fund’s benchmark is the MSCI ACWI ex-US ® Index which is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large- and mid-cap securities in developed and emerging market countries excluding the United States. The fund may invest in issuers of all market capitalizations.

In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

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Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

Preferred stocks, including convertible preferred stocks. Preferred stocks, including convertible preferred stocks, are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks and convertible preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.

National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.

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Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Cybersecurity and technology risk. The fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

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Emerging markets are generally smaller, less developed, less liquid, less efficient, and more volatile than the securities markets of the U.S. and other foreign developed markets, and the issuers in such markets may have smaller market capitalizations. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; the imposition of sanctions or exchange controls, including currency transfer restrictions; a limited number of potential buyers for such securities; less reliable clearance and settlement, registration and custodial procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. When investing in emerging markets, the risks of investing in foreign securities are heightened;

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Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

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Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

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Micro-capitalization company risk arises because micro-cap companies may have less predictable earnings and revenues; experience significant losses; lack an operating history, product lines, or financial resources; have volatile share prices and less liquid markets; and trade less frequently than larger, more established companies;

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Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

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Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risk;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers, and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the

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Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

During performance period (Class I shares):

	Return	Quarter Ended

Best Quarter	18.00%	December 31, 2022

Worst Quarter	(23.50)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2025):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr

Class I – Before Taxes	2/28/13	39.30%	14.81%	9.56%

After Taxes on Distributions		38.14%	14.19%	9.03%

After Taxes on Distributions and Sale of Fund Shares		23.76%	11.84%	7.72%

Class A – Before Taxes	2/28/13	32.33%	13.37%	8.68%

Class C – Before Taxes	2/28/13	37.94%	13.63%	8.39%

Class R-6 – Before Taxes	2/28/13	39.45%	14.86%	9.64%

Index (reflects no deduction for fees, expenses or taxes)

		1-yr	5-yr	10-yr

MSCI ACWI ex-US Index		32.39%	7.91%	8.41%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

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Carillon ClariVest International Stock Fund

SUMMARY PROSPECTUS | 5.1.2026

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.

Portfolio Managers | David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund – Mr. Vaughn since its inception, Mr. Turner since 2015, and Ms. Zengeni since April 2021. Ms. Zengeni served as Assistant Portfolio Manager of the fund from April 2020 to March 2021. Nicholas Stavrou has served as Assistant Portfolio Manager of the fund since May 2026.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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